UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
360 Park Avenue South
New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter (Unaudited)	April 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two possible approaches to pursuing investments that can benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries such as leisure and restaurants, that benefit from economic expansion. The other approach relies on, what we believe, is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit from economic growth.

While equities of secular growth leaders underperformed value stocks during the six-month period ended April 30, 2021, we believe they have potential to generate attractive long-term performance. Therefore, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 28.85% return for the aforementioned six-month reporting period. Value indices outperformed the broad market, with the Russell 3000 Value Index gaining 37.84% and small cap value leading, as indicated by the 59.17% return of the Russell 2000 Value Index, as investors pursued cyclical companies. Nevertheless, the Russell 1000 Growth Index, which trailed other U.S. equity benchmarks, generated a 24.31% return. During the six-month reporting period, cyclical sectors such as Energy, Materials and Industrials outperformed the broad market, while higher interest rates supported the performance of the Financials sector. Broadly speaking, investors sold shares of companies that had led markets for most of 2020, including companies that experienced increased demand for technology that enables social distancing, such as e-commerce and remote working.

During the reporting period, the rapid development of Covid-19 vaccines and progress toward inoculating individuals supported investor optimism that economic shutdowns and other measures to contain the pandemic will be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the prospect of additional fiscal stimulus was also a tailwind as Joe Biden captured the presidency. President Biden eventually succeeded in gaining approval of a $1.9 trillion coronavirus relief package that includes $1,400 checks for eligible individuals. President Biden also signaled his commitment to further prime the economy with a proposed $2.3 trillion infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve has maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. After dipping into negative territory during portions of 2020, inflation crept up to approximately 2% during the reporting period, the same benign level that existed in 2019. Valuations also sparked concern among some investors, with the S&P 500 forward price-to-earnings ratio climbing from 13.1 times earnings in late March of 2020 to 21.7 times earnings as of April 30 of this year compared to the 20-year average of 15.4 times

We believe, however, that other valuation metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been 111% and has increased substantially since the 1990’s when it was typically 75%, which depicts stocks as more attractively valued compared to the P/E metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 4.8% for the S&P 500 as of April 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 27.66%, 28.56% and 23.09%, respectively. Optimism about a global economic recovery combined with increasing supplies of the Covid-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries. The price of West Texas Intermediate crude oil, for example, increased from $35 a barrel to $63.50 a barrel during the reporting period.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting from not only scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year have helped household net worth climb to $130 trillion, a sizeable amount that as of April 30, 2021, was expected to have increased by approximately 20%, or $25 trillion, in the first quarter of this year. If Americans spend 2% of that increased wealth, approximately
$500 billion would surge through the economy, boosting GDP by 2.5%. At the same time, stimulus checks are only now starting to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Value Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was concentrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the growth benchmark through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Importantly, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.04% for the 10-year period ended April 30, 2021, compared to the 16.7% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including what we believe is the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth may be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters

Alger Global Focus Fund

The Alger Global Focus Fund returned 22.89% for the fiscal six-month period ended April 30, 2021, compared to the 28.56% return of the MSCI ACWI Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Financials

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance. From a country perspective, France, Hong Kong, Italy and Japan were among the top contributors to relative performance.

Regarding individual positions, Applied Materials, Inc.; Lasertec Corp.; LVMH Moet Hennessy Louis Vuitton SE; Samsonite International S.A.; and Microsoft Corp. were among the top contributors to absolute performance. We believe that Microsoft is a “Positive Dynamic Change” beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Recently, Microsoft reported that Azure grew 50% during the fourth quarter of 2020. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. Microsoft’s subscription-based software offerings and cloud computing services have not been entirely immune to the pandemic-related economic slowdown but are resilient because they enhance customers’ growth initiatives and help them to reduce costs. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance

The Financials and Communication Services sectors were among the sectors that detracted from results. From a country perspective, Germany, Canada, Brazil, Australia, the United Kingdom and the United States were among the top detractors from relative performance.

Regarding individual positions, Kogan.com Ltd.; Vinci Partners Investments Ltd., Cl. A; Appen Ltd.; Unifiedpost Group SA; and InPost S.A. were among the top detractors from absolute performance. Kogan.com is one of Australia’s largest pure-play online retailers of consumer electronics, general merchandise and adjacent services with its own private label and third-party brands. Kogan is benefitting from the structural shift toward e-commerce and during the second half of 2020, the company’s gross sales and gross profit climbed 96% and 120%, respectively, year over year. However, monthly sequential numbers normalized as calendar year 2020 progressed and a combination of cost pressures and transitory charges related to logistics, personal protective equipment and compensation awards resulted in a deceleration of EBITDA growth. While website data and app downloads showed continued strong momentum, the stock took a breather in the first few months of this year after generating an extremely strong 2020 return. Investors in early 2021 assessed challenging comparables for the second half of this year. However, we believe the company’s potential growth runway and secular drivers remain intact.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal six-month period ended April 30, 2021.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Global Focus Fund’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's lead- ing style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap represen- tation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth char- acteristics.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 com- panies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

FUND PERFORMANCE AS OF 3/31/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Global Focus Class A (Inception 11/3/03)	54.28%	11.27%	6.65%	9.41%
Alger Global Focus Class C (Inception 3/3/08)*	60.70%	11.65%	6.43%	8.96%
Alger Global Focus Class I (Inception 5/31/13)	63.39%	12.80%	n/a	10.51%
Alger Global Focus Class Z (Inception 5/31/13)	63.61%	12.99%	n/a	10.73%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

*
Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	45.94%	12.31%	6.72%	9.72%
Class C (Inception 3/3/08)*	51.90%	12.68%	6.49%	9.26%
MSCI ACWI Index	46.40%	14.45%	9.76%	9.19%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	54.52%	13.85%	n/a	11.18%
Class Z (Inception 5/31/13)	54.74%	14.03%	n/a	11.40%
MSCI ACWI Index	46.40%	14.45%	n/a	11.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund.” Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2021 (Unaudited)

COUNTRY	Alger Global Focus Fund
Australia	2.6%
China	5.8
France	9.4
Germany	2.1
Hong Kong	3.9
Hungary	2.1
Ireland	2.2
Italy	8.0
Japan	7.3
Netherlands	4.2
Norway	1.6
South Korea	2.6
Spain	1.6
Switzerland	3.7
United States	41.1
Cash and Net Other Assets	1.8
100.0%

†	Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.2%	SHARES	VALUE
AUSTRALIA—2.6%
APPLICATION SOFTWARE—2.6%
Xero Ltd.*	7,450	$811,782
(Cost $373,824)
CHINA—5.8%
INTERACTIVE MEDIA & SERVICES—1.9%
Tencent Holdings Ltd.	7,650	610,248
INTERNET & DIRECT MARKETING RETAIL—2.3%
Trip.com Group Ltd.#,*	18,300	715,164
SEMICONDUCTORS—1.6%
LONGi Green Energy Technology Co., Ltd., Cl. A	33,823	515,740
TOTAL CHINA
(Cost $1,751,031)		1,841,152
FRANCE—9.4%
APPAREL ACCESSORIES & LUXURY GOODS—3.6%
LVMH Moet Hennessy Louis Vuitton SE	1,515	1,141,421
LIFE SCIENCES TOOLS & SERVICES—3.1%
Eurofins Scientific SE*	9,800	970,688
RESEARCH & CONSULTING SERVICES—2.7%
Teleperformance	2,175	839,934
TOTAL FRANCE
(Cost $1,653,127)		2,952,043
GERMANY—2.1%
OIL & GAS REFINING & MARKETING—2.1%
VERBIO Vereinigte BioEnergie AG	13,318	671,720
(Cost $645,523)
HONG KONG—3.9%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Samsonite International SA*	360,720	667,587
FINANCIAL EXCHANGES & DATA—1.8%
Hong Kong Exchanges & Clearing Ltd.	9,100	548,823
TOTAL HONG KONG
(Cost $655,561)		1,216,410
HUNGARY—2.1%
AIRLINES—2.1%
Wizz Air Holdings PLC*	9,750	660,032
(Cost $635,453)
IRELAND—2.2%
PACKAGED FOODS & MEATS—2.2%
Kerry Group PLC, Cl. A	5,450	706,498
(Cost $642,123)
ITALY—8.0%
APPAREL ACCESSORIES & LUXURY GOODS—5.2%
Moncler SpA*	16,453	1,008,496
PRADA SpA*	101,500	629,930
		1,638,426

ALGER GLOBAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
ITALY—8.0% (CONT.)
AUTOMOBILE MANUFACTURERS—2.8%
Ferrari NV	4,150	$885,569
TOTAL ITALY
(Cost $2,109,240)		2,523,995
JAPAN—7.3%
ELECTRONIC COMPONENTS—2.7%
Murata Manufacturing Co., Ltd.	10,600	842,740
INDUSTRIAL MACHINERY—2.6%
FANUC Corp.	3,600	828,980
SEMICONDUCTOR EQUIPMENT—2.0%
Lasertec Corp.	3,500	616,283
TOTAL JAPAN
(Cost $1,892,856)		2,288,003
NETHERLANDS—4.2%
DATA PROCESSING & OUTSOURCED SERVICES—2.3%
Adyen NV*	290	713,777
HEAVY ELECTRICAL EQUIPMENT—1.9%
Alfen Beheer BV*	7,600	603,877
TOTAL NETHERLANDS
(Cost $903,222)		1,317,654
NORWAY—1.6%
ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Aker Carbon Capture AS*	252,219	512,307
(Cost $584,158)
SOUTH KOREA—2.6%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.6%
Samsung Electronics Co., Ltd.	11,400	826,352
(Cost $721,627)
SPAIN—1.6%
BIOTECHNOLOGY—1.6%
Grifols SA#	28,597	504,737
(Cost $582,439)
SWITZERLAND—3.7%
HEALTHCARE FACILITIES—1.2%
PolyPeptide Group AG*	4,294	377,326
SPECIALTY CHEMICALS—2.5%
Sika AG	2,600	776,523
TOTAL SWITZERLAND
(Cost $880,226)		1,153,849
UNITED STATES—41.1%
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Lululemon Athletica, Inc.*	1,600	536,432
APPLICATION SOFTWARE—9.4%
Adobe, Inc.*	2,193	1,114,789
Autodesk, Inc.*	2,325	678,691
Intuit, Inc.	2,150	886,144

ALGER GLOBAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
UNITED STATES—41.1% (CONT.)
APPLICATION SOFTWARE—9.4% (CONT.)
Palantir Technologies, Inc., Cl. A*	12,902	$297,262
		2,976,886
COPPER—2.9%
Freeport-McMoRan, Inc.	24,000	905,040
DATA PROCESSING & OUTSOURCED SERVICES—2.3%
Visa, Inc., Cl. A	3,050	712,358
FINANCIAL EXCHANGES & DATA—2.9%
MSCI, Inc., Cl. A	1,900	922,963
HEALTHCARE EQUIPMENT—3.0%
Insulet Corp.*	3,150	929,943
INTERNET & DIRECT MARKETING RETAIL—5.4%
Amazon.com, Inc.*	490	1,699,036
SEMICONDUCTOR EQUIPMENT—4.6%
Applied Materials, Inc.	10,850	1,439,904
SEMICONDUCTORS—3.4%
NVIDIA Corp.	1,800	1,080,684
SYSTEMS SOFTWARE—5.5%
Microsoft Corp.	6,900	1,740,042
TOTAL UNITED STATES
(Cost $7,578,389)		12,943,288
TOTAL COMMON STOCKS
(Cost $21,608,799)		30,929,822

PREFERRED STOCKS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	33,858	5,079
(Cost $152,361)
Total Investments (Cost $21,761,160)	98.2%	$30,934,901
Affiliated Securities (Cost $152,361)		5,079
Unaffiliated Securities (Cost $21,608,799)		30,929,822
Other Assets in Excess of Liabilities	1.8%	575,310
NET ASSETS	100.0%	$31,510,211

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

ALGER GLOBAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$152,361	0.40%	$5,079	0.02%
Total				$5,079	0.02%

Forward Foreign Currency Contracts Outstanding as of April 30, 2021:

Buy	Counterparty	Contract Amount	Settlement Date	Sell	Contract Amount	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
JPY	Brown Brothers Harriman & Co.	15,238,826	05/06/2021	USD	140,324	–	$(893)	$(893)

Abbreviations used in this schedule:
JPY — Japanese Yen
USD — United States Dollar

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statement of Assets and Liabilities April 30, 2021 (Unaudited)

	Alger Global Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$30,929,822
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	5,079
Cash and cash equivalents	1,240,237
Foreign cash †	5,110
Receivable for shares of beneficial interest sold	35
Dividends and interest receivable	55,091
Receivable from Investment Manager	7,560
Security litigation receivable	22,479
Prepaid expenses	52,250
Total Assets	32,317,663

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	893
Payable for investment securities purchased	705,437
Accrued investment advisory fees	20,642
Accrued distribution fees	5,761
Accrued shareholder administrative fees	376
Accrued administrative fees	709
Accrued custodian fees	434
Accrued transfer agent fees	7,380
Accrued printing fees	1,966
Accrued professional fees	39,945
Accrued registration fees	395
Accrued trustee fees	61
Accrued fund accounting fees	9,488
Accrued other expenses	13,965
Total Liabilities	807,452
NET ASSETS	$31,510,211

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	21,596,416
Distributable earnings	9,913,795
NET ASSETS	$31,510,211
* Identified cost	$21,608,799(a	)
** Identified cost	$152,361(a	)
† Cost of foreign cash	$5,113

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statement of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

Alger Global Focus Fund
NET ASSETS BY CLASS:
Class A	$20,129,654
Class C	$1,898,127
Class I	$330,649
Class Z	$9,151,781
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	625,007
Class C	63,147
Class I	10,569
Class Z	277,437
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$32.21
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$33.99
Class C — Net Asset Value Per Share Class C	$30.06
Class I — Net Asset Value Per Share Class I	$31.28
Class Z — Net Asset Value Per Share Class Z	$32.99

See Notes to Financial Statements.

(a)At April 30, 2021, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $21,829,750, amounted to $9,104,258 which consisted of aggregate gross unrealized appreciation of $9,681,544 and aggregate gross unrealized depreciation of $577,286.

ALGER GLOBAL FOCUS FUND
Statement of Operations for the six months ended April 30, 2021 (Unaudited)

Alger Global Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$90,661
Interest	523
Total Income	91,184
EXPENSES:
Investment advisory fees — Note 3(a)	113,037
Distribution fees — Note 3(c)
Class A	24,315
Class C	9,915
Class I	425
Shareholder administrative fees — Note 3(f)	2,109
Administration fees — Note 3(b)	3,886
Custodian fees	12,512
Interest expenses	177
Transfer agent fees — Note 3(f)	2,917
Printing fees	2,817
Professional fees	25,857
Registration fees	22,638
Trustee fees — Note 3(g)	348
Fund accounting fees	23,289
Other expenses	5,624
Total Expenses	249,866
Less, expense reimbursements/waivers — Note 3(a)	(50,109)
Net Expenses	199,757
NET INVESTMENT LOSS	(108,573)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	1,414,370
Net realized (loss) on foreign currency transactions	(8,553)
Net change in unrealized appreciation on unaffiliated investments	3,928,708
Net change in unrealized (depreciation) on forward foreign currency contracts	(893)
Net change in unrealized (depreciation) on foreign currency	(817)
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	5,332,815
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,224,242
* Foreign withholding taxes	$12,077

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statement of Changes in Net Assets (Unaudited)

	Alger Global Focus Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(108,573)	$(143,536)
Net realized gain on investments and foreign currency	1,405,817	1,008,452
Net change in unrealized appreciation on investments, forward foreign currency contracts and foreign currency	3,926,998	3,950,918
Net increase in net assets resulting from operations	5,224,242	4,815,834
Dividends and distributions to shareholders:
Class A	—	(431,711)
Class C	—	(49,694)
Class I	—	(16,795)
Class Z	—	(96,643)
Total dividends and distributions to shareholders	—	(594,843)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(393,862)	(1,373,317)
Class C	(415,967)	(756,625)
Class I	(304,089)	(13,835)
Class Z	4,895,610	35,112
Net increase (decrease) from shares of beneficial interest transactions — Note 6	3,781,692	(2,108,665)
Total increase	9,005,934	2,112,326
Net Assets:
Beginning of period	22,504,277	20,391,951
END OF PERIOD	$31,510,211	$22,504,277

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$26.21	$21.37	$21.88	$24.76	$20.20	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.13)	(0.16)	(0.12)	(0.04)	0.03	0.10
Net realized and unrealized gain (loss) on investments	6.13	5.62	1.36	(1.86)	4.74	(0.55)
Total from investment operations	6.00	5.46	1.24	(1.90)	4.77	(0.45)
Dividends from net investment income	–	(0.62)	(0.14)	(0.98)	(0.21)	–
Distributions from net realized gains	–	–	(1.61)	–	–	–
Net asset value, end of period	$32.21	$26.21	$21.37	$21.88	$24.76	$20.20
Total return(iii)	22.89%	26.08%	6.84%	(8.03)%	23.80%	(2.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$20,130	$16,703	$14,967	$15,679	$19,962	$19,805
Ratio of gross expenses to average net assets	1.79%	2.19%	2.50%	2.19%	2.48%	2.37%
Ratio of expense reimbursements to average net assets	(0.31)%	(0.69)%	(1.08)%	(0.69)%	(0.98)%	(0.87)%
Ratio of net expenses to average net assets	1.48%	1.50%	1.42%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.69)%	(0.60)%	(0.18)%	0.14%	0.52%
Portfolio turnover rate	32.86%	102.71%	224.06%	217.51%	134.76%	138.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$24.54	$20.05	$20.65	$23.41	$19.11	$19.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.22)	(0.31)	(0.26)	(0.22)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	5.74	5.27	1.27	(1.74)	4.48	(0.54)
Total from investment operations	5.52	4.96	1.01	(1.96)	4.36	(0.58)
Dividends from net investment income	–	(0.47)	–	(0.80)	(0.06)	–
Distributions from net realized gains	–	–	(1.61)	–	–	–
Net asset value, end of period	$30.06	$24.54	$20.05	$20.65	$23.41	$19.11
Total return(iii)	22.44%	25.17%	6.00%	(8.70)%	22.88%	(2.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,898	$1,910	$2,241	$2,844	$3,673	$4,720
Ratio of gross expenses to average net assets	2.41%	2.96%	3.30%	2.94%	3.24%	3.13%
Ratio of expense reimbursements to average net assets	(0.28)%	(0.71)%	(1.13)%	(0.69)%	(0.99)%	(0.88)%
Ratio of net expenses to average net assets	2.13%	2.25%	2.17%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.52)%	(1.42)%	(1.35)%	(0.94)%	(0.59)%	(0.23)%
Portfolio turnover rate	32.86%	102.71%	224.06%	217.51%	134.76%	138.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$25.42	$20.79	$21.27	$24.05	$20.36	$20.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.08)	(0.08)	(0.06)	(0.01)	0.08	0.17
Net realized and unrealized gain (loss) on investments	5.94	5.45	1.32	(1.77)	4.64	(0.59)
Total from investment operations	5.86	5.37	1.26	(1.78)	4.72	(0.42)
Dividends from net investment income	–	(0.74)	(0.13)	(1.00)	(1.03)	–
Distributions from net realized gains	–	–	(1.61)	–	–	–
Net asset value, end of period	$31.28	$25.42	$20.79	$21.27	$24.05	$20.36
Total return(iii)	23.04%	26.55%	7.18%	(7.77)%	24.15%	(2.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$331	$546	$466	$714	$286	$384
Ratio of gross expenses to average net assets	1.72%	2.18%	2.63%	2.19%	2.63%	2.33%
Ratio of expense reimbursements to average net assets	(0.55)%	(1.03)%	(1.51)%	(0.94)%	(1.38)%	(1.08)%
Ratio of net expenses to average net assets	1.17%	1.15%	1.12%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.35)%	(0.28)%	(0.04)%	0.37%	0.86%
Portfolio turnover rate	32.86%	102.71%	224.06%	217.51%	134.76%	138.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$26.78	$21.89	$22.37	$25.26	$20.55	$20.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.04)	(0.03)	0.05	0.12	0.19
Net realized and unrealized gain (loss) on investments	6.25	5.74	1.39	(1.90)	4.83	(0.56)
Total from investment operations	6.21	5.70	1.36	(1.85)	4.95	(0.37)
Dividends from net investment income	–	(0.81)	(0.23)	(1.04)	(0.24)	–
Distributions from net realized gains	–	–	(1.61)	–	–	–
Net asset value, end of period	$32.99	$26.78	$21.89	$22.37	$25.26	$20.55
Total return(iii)	23.14%	26.76%	7.33%	(7.67)%	24.33%	1.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$9,152	$3,346	$2,718	$4,857	$4,946	$3,563
Ratio of gross expenses to average net assets	1.50%	1.86%	2.35%	2.01%	2.35%	2.36%
Ratio of expense reimbursements to average net assets	(0.51)%	(0.87)%	(1.38)%	(0.92)%	(1.26)%	(1.31)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.97%	1.09%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.19)%	(0.12)%	0.21%	0.53%	0.92%
Portfolio turnover rate	32.86%	102.71%	224.06%	217.51%	134.76%	138.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.

The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares are sold to institutional investors without an initial or deferred sales charge and Class Z Shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of a Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)  Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Fund having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Fund’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Fund may significantly differ from the valuations that would have been assigned by the Fund had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b)  Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)  Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)  Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e)  Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)  Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g)  Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Fund’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h)  Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)  Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)  Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund's Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund	0.80%	0.70%	0.80%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

	CLASS					FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I		Z	APRIL 30, 2021

Alger Global Focus Fund	1.50%	2.25%	1.25	%(a)	0.99%	$50,109

(a) Prior to March 1, 2021, the expense cap for the Alger Global Focus Fund Class I shares was 1.15%.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the period ended April 30, 2021 there were no recoupments made by the Investment Manager.

(b)  Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c)  Distribution/Shareholder Servicing Fees: The Fund has adopted distribution plans for its Class A, Class C, and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing the Fund’s shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d)  Sales Charges: Sales of shares of the Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund. For the six months ended April 30, 2021, there were no contingent deferred sales charges.

(e)  Brokerage Commissions: During the six months ended April 30, 2021, there were no payments to Alger LLC, in connection with securities transactions.

(f)  Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2021, Alger Management charged back $4,199 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

(g)  Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)  Interfund Trades: The Fund may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC. There were no interfund trades during the six months ended April 30, 2021.

(i)  Interfund Loans: The Fund, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other funds in the Alger Fund Complex . The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Fund. There were no interfund loans outstanding as of April 30, 2021.

During the six months ended April 30, 2021, the Fund did not incur interfund loan interest expense.

(j)  Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities for the six months ended April 30, 2021:

	PURCHASES	SALES
Alger Global Focus Fund	$12,851,029	$8,990,240

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowings:

The Fund may borrow from Brown Brothers Harriman & Co., the Fund’s Custodian (the “Custodian”) on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Fund may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2021, the Fund had no borrowings from the Custodian or other funds in the Alger Fund Complex.

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the period ended April 30, 2021 and the year ended October 31, 2020, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	14,665	$438,010	33,538	$773,788
Shares converted from Class C	276	8,879	294	6,626
Dividends reinvested	—	—	18,059	401,259
Shares redeemed	(27,176)	(840,751)	(114,948)	(2,554,990)
Net decrease	(12,235)	$(393,862)	(63,057)	$(1,373,317)
Class C:
Shares sold	46	$1,320	3,307	$70,141
Shares converted to Class A	(295)	(8,879)	(312)	(6,626)
Dividends reinvested	—	—	2,269	47,531
Shares redeemed	(14,417)	(408,408)	(39,189)	(867,671)
Net decrease	(14,666)	$(415,967)	(33,925)	$(756,625)
Class I:
Shares sold	448	$13,356	4,535	$102,831
Dividends reinvested	—	—	781	16,795
Shares redeemed	(11,371)	(317,445)	(6,241)	(133,461)
Net decrease	(10,923)	$(304,089)	(925)	$(13,835)
Class Z:
Shares sold	161,644	$5,184,657	20,420	$470,797
Dividends reinvested	—	—	3,638	82,250
Shares redeemed	(9,116)	(289,047)	(23,293)	(517,935)
Net increase	152,528	$4,895,610	765	$35,112

NOTE 7 — Income Tax Information:

At October 31, 2020, the Fund, for federal income tax purposes, had capital loss carryforwards of $303,780.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund on will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$610,248	$—	$610,248	$—
Consumer Discretionary	7,283,635	3,836,201	3,447,434	—
Consumer Staples	706,498	—	706,498	—
Energy	671,720	—	671,720	—
Financials	1,471,786	922,963	548,823	—
Healthcare	2,782,694	1,812,006	970,688	—
Industrials	3,445,130	—	3,445,130	—
Information Technology	12,276,548	7,949,874	4,326,674	—
Materials	1,681,563	905,040	776,523	—
TOTAL COMMON STOCKS	$30,929,822	$15,426,084	$15,503,738	$—
PREFERRED STOCKS
Healthcare	5,079	—	—	5,079
TOTAL INVESTMENTS IN SECURITIES	$30,934,901	$15,426,084	$15,503,738	$5,079
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
Forward Foreign Currency Contracts	$893	$—	$893	$—

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2020	$5,079
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	5,079
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	$—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about the Fund's Level 3 fair value measurements of the Fund's investments as of April 30, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Fund's fair value measurements.

	Fair Value April 30, 2021	Valuation Methodology	Unobservable Input	Range/Input	Weighted Average Inputs
Alger Global Focus Fund
Preferred Stocks	$5,079	Income Approach	Discount Rate	72.50-77.50%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund's securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents	$1,245,347	$1,245,347	$–	$–

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward foreign currency contracts - In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuation.

	ASSET DERIVATIVES 2021		LIABILITY DERIVATIVES 2021
Alger Global Focus Fund
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$–	Unrealized depreciation on forward foreign currency contracts	$(893)
Total		$–		$(893)

For the six months ended April 30, 2021, the average notional amount of forward foreign currency contracts outstanding for Alger Global Focus Fund was $140,324. Forward foreign currency contracts were held during 1 month of the period. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2021, is as follows:

NET CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
Alger Global Focus Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(893)
Total	$(893)

The Fund’s Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

ALGER GLOBAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the period ended April 30, 2021. Information regarding the Fund’s holdings of such securities is set forth in the following table:

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2021
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$5,079	$–	$–	$–	$–	$–	$5,079
Total	$5,079	$–	$–	$–	$–	$–	$5,079

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2021, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2020 and ending April 30, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Six Months Ended April 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2021(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$1,164.50	$7.94	1.48%
	Hypothetical(c)	1,000.00	1,017.46	7.40	1.48
Class C	Actual	1,000.00	1,214.40	11.69	2.13
	Hypothetical(c)	1,000.00	1,014.23	10.64	2.13
Class I	Actual	1,000.00	1,230.40	6.47	1.17
	Hypothetical(c)	1,000.00	1,018.99	5.86	1.17
Class Z	Actual	1,000.00	1,231.40	5.48	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.69	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and the Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and the Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”), the Fund established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Fund’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Fund with liquidity classifications required by the Rule. The Committee is responsible for assessing the liquidity risk of the Fund, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, and meets quarterly to continuously monitor the Fund’s liquidity risk and the liquidity of the Fund’s underlying holdings. The Committee also performs stress testing on the Fund’s portfolios periodically throughout the year, and reports the results at the next Committee meeting.

The Board met on December 18, 2020 to review the LRMP pursuant to the Rule and at such meeting the Fund’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness during the past year (the “Report”). The Report covered the period from December 1, 2019 through November 30, 2020 (the “Review Period”).

The Report stated that the Committee assessed the Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that the Fund primarily holds investments that are highly liquid (i.e. greater than 50% of the Fund’s portfolio is invested in highly liquid securities) under the Rule. The Report also stated that the Committee concluded that, when evaluating the effects of the COVID-19 pandemic, and given the nature of the Fund’s underlying investments as well as the Fund’s historical redemption rate, the Fund’s reasonably anticipated trade size (RATS) percentage and market price impact remained appropriate.

ALGER GLOBAL FOCUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Report concluded that, during the Review Period, the Fund’s LRMP operated effectively, is adequate and effectively implemented, that no material changes to the LRMP were made during the Review Period, and none were being recommended.

ALGER GLOBAL FOCUS FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	(1) Not applicable

(a)	(2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a)	(3) Not applicable

(a)	(4) Not applicable

(b)	(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/Hal Liebes

Hal Liebes

President

Date:	June 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	June 21, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	June 21, 2021